Ivy Funds

Supplement dated January 8, 2020 to the

Ivy Funds Prospectus

dated October 31, 2019

Effective January 1, 2020: Through October 31, 2021, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as set forth below. (NOTE: only share classes with new and/or revised expense limits are included below.)

Fund Name	New and/or Revised Expense Limit
	Class A	Class B	Class C
Ivy Accumulative Fund		2.18%	2.03%
Ivy Wilshire Global Allocation Fund	1.13%	2.12%	1.96%

Effective January 1, 2020, the following replaces the “Class A Shares” row of both “Example” tables for each of the Funds listed below:

Fund Name	1 Year	3 Years	5 Years	10 Years
Ivy Wilshire Global Allocation Fund	$684	$928	$1,190	$1,940

Effective January 1, 2020, the following replaces the “Class B Shares” row of the first “Example” table for each of the Funds listed below:

Fund Name	1 Year	3 Years	5 Years	10 Years
Ivy Accumulative Fund	$621	$1,097	$1,500	$2,633
Ivy Wilshire Global Allocation Fund	615	993	1,297	2,317
Effective January 1, 2020, the following replaces the “Class B Shares” row of the second “Example” table for each of the Funds listed below:

Fund Name	1 Year	3 Years	5 Years	10 Years
Ivy Accumulative Fund	$221	$797	$1,400	$2,633
Ivy Wilshire Global Allocation Fund	215	693	1,197	2,317

Effective January 1, 2020, the following replaces the “Class C Shares” row of both “Example” tables for each of the Funds listed below:

Fund Name	1 Year	3 Years	5 Years	10 Years
Ivy Accumulative Fund	$206	$661	$1,143	$2,473

Supplement	Prospectus	1